CIRCLESTAR ENERGY

OTCBB: CRCL

4th Annual LD MICRO Growth Conference

Los Angeles, California

Converting Opportunity into Value

8 December 2011

CRCL – Legal Notice & Disclaimer

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and the U.S. Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that Circle Star Energy Corp. (CRCL) expects or anticipates will or may occur in the future, including such things as, the potential production from operations on CRCL's properties, future well counts, capital requirements for future drilling, and other such matters are forward-looking statements and forward-looking information. These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of CRCL to be materially different from any future results, performance or achievements expressed or implied by such statements. Information contained in the asset profiles for Eagle Ford, Woodbine, Austin Chalk, Deep Bossier and Wolfcamp/Clear Fork are derived from publicly available information related to such assets and are presented for illustrative purposes only. CRCL does not or may not own interests in the wells, production or specific properties described in such profiles. Reference to oil production may not be indicative of the oil production on CRCL's properties. You should not attribute the success described in the profiles to CRCL or its operations. CRCL holds only fractional mineral interests, royalty interests and non-operated working interests in its assets. CRCL relies on third-party operators to develop assets and commercialize its interests. These interests are subject to a variety of risks, including the inherently hazardous nature of oil and gas activities; potential effects on operations of environmental regulations; risks due to legal proceedings; financing risks, as well as those factors discussed under the headings "Forward-Looking Statements" and "Risk Factors" in CRCL's filings with the U.S. Securities and Exchange Commission. Although CRCL has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Except as required by law, CRCL assumes no obligation to publicly update any forward-looking statements; whether as a result of new information, future events or otherwise.

This presentation does not constitute an offer to purchase securities.

This presentation is prepared by Circle Star Energy Corp. (the "Company") and is solely for the purpose of corporate communication and general reference only. The information contained herein, including forecasts, reflects the views and opinions of management, does not purport to be definitive or contain all of the information a prospective investor may require. All information contained herein has been furnished by the management of the Company. The presentation is not intended as an offer to sell or to solicit an offer to buy or form any basis of investment decision for any class of securities of the Company in any jurisdiction. All such information should not be used or relied on without professional advice. The presentation is a brief summary in nature and does not purport to be a complete description of the Company, its business, its current or historical operation results or its future business prospects. The presentation contains certain forward looking statements with respect to the financial conditions, results, operations, and business of the Company. The statements and forecasts involve risk and uncertainly because they relate to events and depend on circumstances that occur in the future. There are a number of factors that could cause actual results or developments to differ materially from those express or implied by these forward looking statements and forecasts. This presentation is provided without any warranty or representation of any kind, either express or implied. The Company specifically disclaims all responsibility in respect of any use or reliance of any information, whether financial or otherwise, contained in this presentation. Recipients are cautioned that the cash flow projections are subject to inaccuracies and changes in conditions that may cause material changes to the financial models. The Company reserves the right to alter or amend the plan and/or projections, as outlined here-in, from time to time, without prior notice.

CRCL – Key Statistics

Headquarters: Houston, Texas

Employee Count: 4

Market Data

- Stock Price – $1.87
- Shares Outstanding – 30MM
- Market Cap – $57MM
- Insider Ownership – 10%

Capital Structure

•Common Equity:	$57MM
•Debt	$6.5MM
– Seller Finance: 5% annual interest, paid quarterly	$5MM
– 6% Convertible: interest paid annually	$1.5MM

- Enterprise Value – $63.5MM

Professional Firms Engaged

- Legal:
  - Dorsey & Whitney (Securities)
  - Kelly, Hart & Hallman (O&G Transactions)
- Auditor:
  - Hein & Associates

All numbers rounded to the nearest million

Data on CRCL's initial acquisition can be seen in the company's 8-K found here: http://sec.gov/Archives/edgar/data/1439971/000091228211000402/0000912282-11-000402-index.htm

All data assumes non-performance based stock awards fully vest

CIRCLESTAR ENERGY

CRCL – Positioning

Cash Flow Positive

- No "burn rate"

High Impact Assets with World-Class Operating Partners

- Apache Corp.
- Chesapeake
- Encana

- Eagle Ford Shale
- Permian Basin
- East Texas Woodbine
- Deep Bossier

Motivated, Experienced Management Team

- Properly Incentivized
- Public Company Experience
- Oil and Gas Veterans

CIRCLESTAR ENERGY

CRCL – Strategic Focus

Mission Statement
Circle Star Energy is a performance-driven energy company that generates value for its shareholders by leveraging its human, financial, and intellectual resources to foster a work environment built upon open collaboration, unrestricted creativity, genuine passion, and irreproachable ethics.

CRCL is focused on acquiring and developing high impact assets, while partnering with world-class operators.

- Unconventional Portfolio – non-operated mineral interest, royalty interest, and non-operated working interest operated by world-class operators;
- Conventional Portfolio – ability to operate, if needed, in low-risk fields that are well-understood.

BE PREPARED. BE STRATEGIC. BE OPPORTUNISTIC.

CRCL – Be Prepared. Be Strategic. Be Opportunistic.

Acquisition I – Closed June 2011

- Consideration: $7.9MM ($1.0MM Cash, $6.5MM Seller Note, 1.6MM Shares)
- Net Cash Flow: Approx. $109,000 Per Month
- Gross Acreage: Approx. 60,000
- Producing Wells: 69
- Potential Drill Locations: 494
- Minimal Capital Requirements for Future Drilling

Acquisition II – Closed December 2011

- Consideration: 100% Stock (203,500 shares – Approx. $381K)
- Cash Flow: Approx. $4,000 per month
- Gross Acreage: 1,280
- Producing Wells: 4
- Potential Drill Locations: 96

CRCL – Be Prepared. Be Strategic. Be Opportunistic.

Acquisition I – Closed June 2011
- Consideration: $7.9MM ($1.0MM Cash, $6.5MM Seller Note, 1.6MM Shares)
- Net Cash Flow: Approx. $109,000 Per Month
- Gross Acreage: Approx. 60,000
- Producing Wells: 69
- Potential Drill Locations: 494
- Minimal Capital Requirements for Future Drilling

Acquisition II – Closed December 2011
- Consideration: 100% Stock (203,500 shares – Approx. $381K)
- Cash Flow: Approx. $4,000 per month
- Gross Acreage: 1,280
- Producing Wells: 4
- Potential Drill Locations: 96

CRCL – Asset Snapshot



- *Gross Acreage: 63,835*
- *Producing Wells: 73*
- *Potential Drill Locations: 549*
- *Total Potential Producers: 622*

CIRCLESTAR ENERGY

CRCL – Asset Profile & Growth Potential

Acquisition	Operator	Area	Gross Acreage	Drill Spacing	Potential Locations	Current Producers	Additional Wells
I	Chesapeake Energy	Eagle Ford	28,200	80	353	17	336
	CML Exploration	Austin Chalk	22,430	N/A	50	20	30
		Gulf Coast	120	40	3	3	-
		Madisonville Woodbine	1,310	160	8	3	5
		Permian	3,184	80	40	11	29
	Encana Oil & Gas	Deep Bossier	1,628	160	10	5	5
	Leexus Oil, LLC	Austin Chalk	1,766	N/A	22	7	15
	Woodbine Acquisition Corp.	Madisonville Woodbine	1,357	160	8	3	5
II	Apache Corp.	Fusselman	1,280	40	32	-	32
		Cline Shale	1,280	40	32	-	32
		Spraberry	1,280	20	64	4	60
		TOTAL	***63,835***		***622***	***73***	***549***

*Estimated based on Texas Railroad Commission, operating partners, other industry data

CIRCLESTAR ENERGY

CRCL Asset Profile – Eagle Ford Shale

According to TXRRC data, Chesapeake has 131 producers in the Eagle Ford with initial production rates of up to 1,160 barrels of oil and 0.4 Million Cubic Feet (MMcf) of natural gas per day in the oil window and 4 MMcf of natural gas and 1,200 barrels of oil per day in the wet gas window.

According to TXRRC filings, CHK has permitted 17 wells on acreage in which CRCL owns an ORRI; 9 wells have been, or are currently being, drilled.



Traylor North 1H
Peak Rate: 0.3 mmcf/d
and 930 bbls/d
Lazy A Cotulla 1H
Peak Rate: 0.3 mmcf/d
and 930 bbls/d
TEXAS
Oil window
Wet Gas window
Dry Gas window
MEXICO
PGE Browne 1-H
Peak Rate: 4.0 mmcf/d
and 1,200 bbls/d
CHK Acreage
CHK Operated Rigs
~135 miles
~205 miles

The chart above is for illustrative purposes only; CRCL does not mean to imply ownership greater than that explicitly stated in the company's 8-k filing, which describes the acquisition of the Company's assets.

Source: Chesapeake Energy

CIRCLESTAR ENERGY

CRCL Asset Profile – Austin Chalk

The Pearsall field was originally discovered in the 1930's and is part of a major oil-producing trend that stretches from near the Texas/Mexico border to the Texas/Louisiana Border.

Roughly 50% of the horizontal drain wells in the world have been drilled in the Austin Chalk.

The Production History of Pearsall Field Since 1970
Rate - Time Plot (BOPD, MCFGPD, BWPD)



Horizontal Drilling Boom, 1990
Vertical Drilling Boom
Current Production
3,000 BOPD
7,000 MCFGPD
4,500 BWPD
Jan 1971
Jan 1991
Jan 1996

The chart above is for illustrative purposes only; CRCL does not mean to imply ownership greater than that explicitly stated in the company's 8-k filing, which describes the acquisition of the Company's assets.

Source: Energy Frontier Partners

CIRCLESTAR ENERGY

CRCL Asset Profile – Woodbine

"The 'Lower Woodbine' is equivalent to the Lower Eagle Ford of South Texas"

- Oil and Gas Finance Journal: Feb. 10, 2011


Woodbine Trend
Horizontal Development
TEXAS
Woodbine Formation
6,000'

The chart above is for illustrative purposes only; CRCL does not mean to imply ownership greater than that explicitly stated in the company's 8-k filing, which describes the acquisition of the Company's assets.

Source: Woodbine Acquisition Corp.

CIRCLESTAR ENERGY

CRCL Asset Profile – Deep Bossier

"Deep Bossier wells are 15,000 to 20,000 feet deep and intersect shale and sandstone formations that range between 2,000 and 3,000 feet thick."

- Jeff Wojahn, Executive Vice-President & President of EnCana's USA Region

East Texas – Deep Bossier

Strong Well Results

- Strongest well results in onshore North America
- Deep Bossier generates some of the strongest returns in Encana's portfolio
- Encana is the leader in identifying and developing these plays
- We're growing what we have and are on the hunt for more!

Highest North American Average 3 Month Gross Gas Production ('05 – '09)



MMcf/d
80
60
40
20
0
ECA Deep Bossier Wells
ECA Deep Bossier 2009
62
55
54
53
51
45
43
41
40
39
39
38

* Indicates modeled production due to 2009 curtailment

Source: HPDI

www.encana.com

The chart above is for illustrative purposes only; CRCL does not mean to imply ownership greater than that explicitly stated in the company's 8-k filing, which describes the acquisition of the Company's assets.

Source: Encana

CIRCLESTAR ENERGY

CRCL Asset Profile – Permian Basin

While development on the Glass Prospect has focused on the Spraberry, both Fusselmen and Cline Shale development are planned by Apache.

Permian — Current Inventory Summary

Play	Formations	Avg 2011 Rigs	2011 Locations	2012-2016 Locations	Spacing (Acres)	Additional Locations: Locations	Additional Locations: Downspacing
Central+North Basin Platform Horizontals	Grayburg, S. Andres, Clearfork, Tubb	1.5	42	213	20	300	10
Eunice Area New Mexico	Grayburg, Blinebry, Tubb, Drinkard	1.7	91	400	20/10	500	10
Deadwood	[illegible]	11	150	575	80/40	425	40
BP & Mariner Spraberry	Spraberry, Dean, Wolfcamp, Penn	2.6	63	718	40	225	[illegible]
Empire Yeso	Yeso						
Empire Abo	Abo						
CO2 Enhanced Oil Recovery	S. Andres, Wolfcamp						
New Ventures	Wolfcamp, Abo, Cline, Strawn						
Other							
Total							

Permian — Deadwood Wolfcamp



Type Log
Deadwood

- 103,000 gross acres
- 11 rigs operating
- 11,000' wells: Wolfcamp, Cline, Strawn, Fusselman
- 80-40 acre spacing
- Well economics (Deadwood only):

Locations ('11 / '12+)	150 / 1,000
IP (BOE/D)	105
EUR MBOE (% Liquids)	141 (77%)
Well Cost $MM	2.0
WI / NRI	50-100% / 37-80%
AT ROR at Plan / Strip	17% / 35%

- Upsides:
  - Horizontal Cline Shale: first test now completing
  - Other Wolfcamp fields in fairways
  - Peer spacing guidance: 10-20 acre

Apache

The chart above is for illustrative purposes only; CRCL does not mean to imply ownership greater than that explicitly stated in the company's 8-k filing, which describes the acquisition of the Company's assets.

Source: Apache Corp.

CIRCLESTAR ENERGY

CORPORATE INFORMATION



bios & contact info

CIRCLESTAR ENERGY

CRCL – Bios

Jeff Johnson – Chairman & Chief Executive Officer

- Founder, Chairman and CEO of Cano Petroleum, Inc. from 2004-2011, initially OTC listed, moved to NYSE/Amex in 2005.
- CEO of Scope Operating Company from 1998-2004.
- Founder and CEO of Acumen Resources, Inc. from 1993-1998.
- Vice President of Touchstone Capital from 1989-1993.
- Managing member of High Plains Oil, LLC ("High Plains"), a private oil and gas company he founded in April 2011.
- Currently serves on the Advisory Board of Planet Resource Recovery, an EOR service company and on the Board of Directors of Y2M (Young Men Moving), a non-profit organization established to mentor young men who may not have positive male role models in their daily life.
- Previously served on the NYSE/Amex Listed Company Counsel.
- Has served as a director on the Board of the Company since June 16, 2011 and as Chairman of the Board of the Company since July 6, 2011.

G. Jonathan Pina – Chief Financial Officer

- Former Managing Partner of Pimuro Capital Partners.
- Former Vice President of E&P Investment Banking, Chiron Financial Advisors.
- Former Project Manager – Randall & Dewey/Jefferies.
- 2008 Emerging Businessman of the Year (Pimuro Capital Partners) awarded by the Houston Hispanic Chamber of Commerce.

CRCL – Operational Summary

- Producing Wells: 73
- Potential Drill Locations: 549
- Monthly Net Cash Flows: $113,000 (~1,550 per well)
- Monthly LOE: $4,000
- Monthly G&A: $80,000
- Total Monthly Expenses: $84,000
- Monthly Operating Cash Flow after G&A: $29,000

CRCL – Contact Information

CIRCLESTAR
ENERGY

Circle Star Energy Corp.
919 Milam Street, Suite 2300
Houston, Texas 77002
Phone: +1 713-651-0060
Email: info@circlestarenergy.com
www.circlestarenergy.com